United States

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 2, 2019

UNION BANKSHARES CORPORATION

(Exact name of registrant as specified in its charter)

Virginia	0-20293	54-1598552
(State or other jurisdiction	(Commission	(I.R.S. Employer
of incorporation)	File Number)	Identification No.)

1051 East Cary Street

Suite 1200

Richmond, Virginia 23219

(Address of principal executive offices, including Zip Code)

Registrant’s telephone number, including area code: (804) 633-5031

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $1.33 per share	UBSH	The NASDAQ Global Select Market

Item 5.03  Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

Amendments to Articles of Incorporation

Union Bankshares Corporation (the “Company”) held its annual shareholders’ meeting (the “Annual Meeting”) on May 2, 2019. Six proposals were submitted to the Company’s shareholders, including two proposals to amend the Company’s articles of incorporation (to change the Company’s name to “Atlantic Union Bankshares Corporation” and to increase the number of authorized shares of the Company’s common stock from 100,000,000 to 200,000,000) (the “Articles Amendments”), which are described in detail in the Company's Proxy Statement for the Annual Meeting filed with the Securities and Exchange Commission on March 20, 2019 (the “2019 Proxy Statement”). The Articles Amendments were approved by the Company’s shareholders at the Annual Meeting and will be effective at 7:01 p.m. on May 17, 2019.

The text of the Articles Amendments is attached as Exhibit 3.1 to this Form 8-K and is incorporated herein by reference.

Amendment and Restatement of Bylaws

Additionally, on May 2, 2019, the Company’s Bylaws were amended and restated to reflect the change in the Company’s name to Atlantic Union Bankshares Corporation, to be effective immediately following the effectiveness of the Articles Amendments on May 17, 2019. The Company’s Amended and Restated Bylaws, which will be effective on May 17, 2019, are attached as Exhibit 3.2 to this Form 8-K and are incorporated herein by reference.

Item 5.07 Submission of Matters to a Vote of Security Holders.

At the Annual Meeting, the shareholders of the Company: (i) elected each of the persons listed below under Proposal 1 to serve as a director of the Company in Class II for a term that will continue until the designated date (Proposal 1); (ii) elected the person listed below under Proposal 2 to serve as a director of the Company in Class I for a term that will continue until the designated date (Proposal 2); (iii) approved an amendment to the Company’s articles of incorporation to change the Company’s name to “Atlantic Union Bankshares Corporation” (Proposal 3); (iv) approved an amendment to the Company’s articles of incorporation to increase the number of authorized shares of the Company’s common stock from 100,000,000 to 200,000,000 (Proposal 4); (v) ratified the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for 2019 (Proposal 5); and (vi) approved, on an advisory (non-binding) basis, the Company’s executive compensation disclosed in the Company’s 2019 Proxy Statement (Proposal 6).

The Company’s independent inspectors of election reported the vote of the shareholders as follows:

Proposal 1: To elect seven Class II directors to serve until the 2022 annual meeting of shareholders, or the director’s mandatory retirement date, whichever is earlier:

Nominees:	Votes For	Votes Withheld	Broker Non-votes
John C. Asbury	62,599,074	453,479	10,011,195
L. Bradford Armstrong	62,661,257	393,546	10,011,195
Michael W. Clarke	60,677,212	2,377,591	10,011,195
Patrick E. Corbin	62,609,236	445,567	10,011,195
Daniel I. Hansen	61,800,509	1,252,044	10,011,195
Jan S. Hoover	62,458,607	596,196	10,011,195
W. Tayloe Murphy, Jr.	60,575,774	2,479,029	10,011,195

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Proposal 2: To elect one Class I director to serve until the 2021 annual meeting of shareholders:

Nominee:	Votes For	Votes Withheld	Broker Non-votes
F. Blair Wimbush	62,167,181	887,622	10,011,195

Proposal 3: To amend the Company’s articles of incorporation to change the Company’s name to “Atlantic Union Bankshares Corporation”:

Votes For	Votes Against	Abstain	Broker Non-votes
72,205,376	639,046	221,576	--

Proposal 4: To amend the Company’s articles of incorporation to increase the number of authorized shares of the Company’s common stock:

Votes For	Votes Against	Abstain	Broker Non-votes
67,446,919	5,240,633	378,446	--

Proposal 5: To ratify the appointment of Ernst & Young LLP as the Company's independent registered public accounting firm for the year ending December 31, 2019:

Votes For	Votes Against	Abstain	Broker Non-votes
72,725,870	239,805	100,322	--

Proposal 6: To approve, on an advisory (non-binding) basis, the Company’s executive compensation as disclosed in the Company’s 2019 Proxy Statement:

Votes For	Votes Against	Abstain	Broker Non-votes
60,841,812	1,591,980	621,010	10,011,195

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Item 7.01 Regulation FD Disclosure.

On May 3, 2019, the Company issued a press release in connection with the Company’s name changing from Union Bankshares Corporation to Atlantic Union Bankshares Corporation and a related change to the Company’s stock ticker. A copy of the Company’s press release is attached as Exhibit 99.1 to this Form 8-K and is incorporated by reference into this Item 7.01.

Item 8.01 Other Events

In connection with the Company’s name changing from Union Bankshares Corporation to Atlantic Union Bankshares Corporation, the Company will change its stock ticker from “UBSH” to “AUB” effective on May 20, 2019.

On May 2, 2019, the Company issued a press release announcing the declaration of a quarterly dividend of $0.23 per share payable on May 31, 2019 to shareholders of record as of May 17, 2019. A copy of the press release is attached as Exhibit 99.2 to this Form 8-K and is incorporated by reference into this Item 8.01.

Item 9.01 Financial Statements and Exhibits.

Exhibit No.	Description
3.1	Amendment to the Articles of Incorporation of Union Bankshares Corporation, to be effective on May 17, 2019
3.2	Amended and Restated Bylaws of Union Bankshares Corporation, to be effective on May 17, 2019
99.1	Press release dated May 3, 2019 regarding name and stock ticker changes
99.2	Press release dated May 2, 2019 to announce the declaration of a quarterly dividend

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

UNION BANKSHARES CORPORATION

Date: May 3, 2019	By:	/s/ Robert M. Gorman
Robert M. Gorman
Executive Vice President and Chief Financial Officer

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